Penn Capital Managed Alpha SMID Cap Equity Fund
Schedule of Investments	March 31, 2021 (Unaudited)

Common Stocks: 95.5%	Shares	Value
Aerospace & Defense: 1.6%
Mercury Systems, Inc. (a)	4,373	$308,952

Air Freight & Logistics: 1.7%
XPO Logistics, Inc. (a)	2,532	312,196

Banks: 8.1%
M&T Bank Corp.	2,323	352,190
People's United Financial, Inc.	21,535	385,476
Pinnacle Financial Partners, Inc.	5,448	483,020
Western Alliance Bancorp	3,258	307,686
		1,528,372
Biotechnology: 2.7%
Exelixis, Inc. (a)	9,764	220,569
Halozyme Therapeutics, Inc. (a)	7,090	295,582
		516,151
Building Products: 1.1%
Lennox International, Inc.	695	216,555

Chemicals: 4.1%
Axalta Coating Systems Ltd. (a)	10,279	304,053
CF Industries Holdings, Inc.	5,324	241,603
WR Grace & Co.	3,854	230,700
		776,356
Commercial Services & Supplies: 2.2%
IAA, Inc. (a)	3,635	200,434
Steelcase, Inc. - Class A	14,949	215,116
		415,550
Construction Materials: 2.0%
Martin Marietta Materials, Inc.	1,114	374,103

Diversified Financial Services: 1.6%
Voya Financial, Inc.	4,631	294,717

Electrical Equipment: 1.4%
nVent Electric PLC	9,260	258,447

Energy Equipment & Services: 1.5%
Technip Energies NV - ADR (a)	5,373	80,434
TechnipFMC PLC (a)	26,658	205,800
		286,234
Food Products: 1.7%
Lamb Weston Holdings, Inc.	4,235	328,128

Health Care Equipment & Supplies: 2.1%
CONMED Corp.	3,041	397,124

Health Care Providers & Services: 1.4%
Quest Diagnostics, Inc.	2,117	271,696

Hotels, Restaurants & Leisure: 7.9%
MGM Resorts International	9,062	344,266
Norwegian Cruise Line Holdings Ltd. (a)	9,958	274,741
Planet Fitness, Inc. - Class A (a)	3,750	289,875
Six Flags Entertainment Corp. (a)	7,366	342,298
Vail Resorts, Inc. (a)	865	252,286
		1,503,466
Insurance: 6.2%
Arch Capital Group Ltd. (a)	7,693	295,181
Fidelity National Financial, Inc.	5,217	212,123
Lincoln National Corp.	6,155	383,272
Primerica, Inc.	1,922	284,110
		1,174,686
Interactive Media & Services: 4.0%
IAC/InterActiveCorp (a)	1,760	380,705
TripAdvisor, Inc. (a)	7,130	383,523
		764,228
IT Services: 3.7%
GoDaddy, Inc. - Class A (a)	3,915	303,883
Sabre Corp. (a)	26,241	388,629
		692,512
Life Sciences Tools & Services: 3.7%
Avantor, Inc. (a)	12,043	348,404
PPD, Inc. (a)	9,325	352,858
		701,262
Machinery: 1.2%
Allison Transmission Holdings, Inc.	5,369	219,216

Marine: 1.9%
Kirby Corp. (a)	5,840	352,035

Media: 3.2%
Fox Corp. - Class B	7,353	256,840
Liberty Media Corp.-Liberty SiriusXM - Class A (a)	7,710	339,857
		596,697
Metals & Mining: 2.0%
Steel Dynamics, Inc.	7,549	383,187

Oil, Gas & Consumable Fuels: 2.8%
Diamondback Energy, Inc.	3,390	249,131
HollyFrontier Corp.	7,847	280,766
		529,897
Pharmaceuticals: 3.4%
Bausch Health Cos, Inc. (a)	10,956	347,743
Catalent, Inc. (a)	2,803	295,184
		642,927
Professional Services: 1.4%
TransUnion	2,855	256,950

Semiconductors & Semiconductor Equipment: 6.3%
Allegro MicroSystems, Inc. (a)	9,428	239,000
Skyworks Solutions, Inc.	2,604	477,782
Teradyne, Inc.	3,902	474,795
		1,191,577
Software: 4.2%
Five9, Inc. (a)	1,554	242,937
Nice Ltd. - ADR (a)	840	183,095
Tyler Technologies, Inc. (a)	865	367,218
		793,250
Specialty Retail: 4.7%
Burlington Stores, Inc. (a)	1,116	333,461
Five Below, Inc. (a)	1,712	326,632
Floor & Decor Holdings, Inc. - Class A (a)	2,493	238,032
		898,125
Technology Hardware, Storage & Peripherals: 1.7%
Western Digital Corp.	4,911	327,809

Textiles, Apparel & Luxury Goods: 1.7%
PVH Corp. (a)	3,055	322,913

Trading Companies & Distributors: 2.3%
United Rentals, Inc. (a)	1,332	438,641

Total Common Stocks
(cost $11,941,514)		18,073,959

Real Estate Investment Trusts (REITs): 3.7%
Healthcare Trust of America, Inc. - Class A	9,126	251,695
MGM Growth Properties LLC - Class A	6,393	208,540
Pebblebrook Hotel Trust	9,532	231,532
Total REITs (cost $621,814)		691,767

Total Investments - 99.2% (cost $12,563,328)		18,765,726
Other Assets and Liabilities 0.8%		147,246
Net Assets: 100.0%		$18,912,972

Percentages are stated as a percent of net assets.
(a)	No distribution or dividend was made during the period ending March 31, 2021. As such, it is classified as a non-income producing security as of March 31, 2021.
ADR - American Depositary Receipt

Country Exposure (as a percentage of total investments)
United States	89.6%
Bermuda	4.7%
Canada	1.8%
Ireland	1.4%
United Kingdom	1.1%
Israel	1.0%
Netherlands	0.4%

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS® is a service mark of
MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments

1. Significant Accounting Policies (Unaudited)
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

The Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because the Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, Bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of March 31, 2021, in valuing the Fund’s investments:

Description	Level 1	Level 2	Level 3	Total
Penn Capital Managed Alpha SMID Cap Equity Fund
Investments in Securities(a)
Common Stocks	$18,073,959	$-	$-	$18,073,959

Real Estate Investment Trusts (REITs)	691,767	-	-	691,767

Total Investments in Securities	$18,765,726	$-	$-	$18,765,726